United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 3, 2015

Date of Report (Date of earliest event reported)

CACHET FINANCIAL SOLUTIONS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-53925	27-2205650
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18671 Lake Drive East Southwest Tech Center A Minneapolis, MN 55317	55317
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 698-6980

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

EXPLANATORY NOTES

1.	Cachet Financial Solutions, Inc. (the “Company”) is filing this amendment to Current Report on Form 8-K (this “Amendment”) to supplement the information provided in the Company’s Current Report on Form 8-K filed by the Company on June 15, 2016 (the “06/15/16 Form 8-K”). Except as expressly noted in this Amendment, the information in this Amendment does not modify the 06/15/16 Form 8-K. See paragraph 1 of item 1.01 below.

2.	The Company is filing this Amendment to supplement and amend the information provided in the Company’s Current Report on Form 8-K filed by the Company on June 7, 2016 (the “06/07/16 Form 8-K”). Except as expressly noted in this Amendment, the information in this Amendment does not modify the 06/07/16 Form 8-K. See paragraph 2 of item 1.01 below.

3.	The Company is filing this Amendment to supplement the information provided in the Company’s Current Report on Form 8-K filed by the Company on February 4, 2016 (the “02/04/16 Form 8-K”). Except as expressly noted in this Amendment, the information in this Amendment does not modify the 02/04/16 Form 8-K. See paragraph 3 of item 1.01 below.

4.	The Company is filing this Amendment to supplement the information provided in the Company’s Current Report on Form 8-K filed by the Company on December 1, 2015 (the “12/01/15 Form 8-K”). Except as expressly noted in this Amendment, the information in this Amendment does not modify the 12/01/15 Form 8-K. See paragraph 4 of item 1.01 below.

5.	The Company is filing this Amendment to supplement the information provided in the Company’s Current Report on Form 8-K filed by the Company on June 5, 2015 (the “06/05/15 Form 8-K”). Except as expressly noted in this Amendment, the information in this Amendment does not modify the 06/05/15 Form 8-K. See paragraph 5 of item 1.01 below.

6.	The Company is filing this Amendment to supplement the information provided in the Company’s Current Report on Form 8-K filed by the Company on February 4, 2015 (the “02/04/15 Form 8-K”). Except as expressly noted in this Amendment, the information in this Amendment does not modify the 02/04/15 Form 8-K. See paragraph 6 of item 1.01 below.

Item 1.01 Entry into a Material Definitive Agreement.

1.	As provided in the 06/15/16 Form 8-K, on June 9, 2016 the Company entered into securities purchase agreements with four accredited investors. The accredited investors are Old Main Capital, LLC, River North Equity, LLC, Kodiak Capital Group, LLC and DiamondRock, LLC. Each of the accredited investors signed and delivered to the Company a separate securities purchase agreement in the form attached as Exhibit 10.1 to the 06/15/16 Form 8-K. The convertible promissory notes and the warrants that were issued to each of the accredited investors pursuant to the applicable securities purchase agreement were issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

2.	As provided in the 06/07/16 Form 8-K, on June 1, 2016 the Company entered into a securities purchase agreement with Columbus Capital Partners, L.P. In addition to Columbus Capital Partners, L.P., the securities purchase agreement was also entered into by Columbus Capital QP Partners, L.P. All references to “Columbus” in the 06/07/16 Form 8-K shall be deemed to refer to Columbus Capital Partners, L.P. and Columbus Capital QP Partners, L.P., collectively. The convertible promissory notes and the warrants that were issued to Columbus Capital Partners, L.P. and Columbus Capital QP Partners, L.P. pursuant to the securities purchase agreement were issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act. In addition, the name of Exhibit 10.1 to the 06/07/16 Form 8-K is amended to read as follows: “Securities Purchase Agreement with Columbus Capital Partners, L.P. and Columbus Capital QP Partners, L.P., dated June 1, 2016 (together with form of promissory note and warrant).”

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3.	As provided in the 02/04/16 Form 8-K, on February 1, 2016, the Company entered into a thirty day note payable with a private investor and director in the principal amount of $150,000. The private investor and director is James L. Davis. The note is attached to this Amendment as Exhibit 10.1.

4.	As provided in the 12/01/15 Form 8-K, from October 2015 through November 30, 2015 the Company issued to certain security holders of the Company five-year replacement warrants, covering 110% of the number of shares purchased upon exercise of the existing warrants, with an exercise price of $0.4816 per share. As part of this issuance, on November 16, 2015 Lawrence C. Blaney, the Company’s Executive Vice President of Sales, was issued a warrant to purchase 33,000 shares of the Company’s common stock on the terms provided above. The warrant is attached to this Amendment as Exhibit 10.2. The information provided in Item 3.02 of the 12/01/15 Form 8-K is incorporated herein by reference.

5.	As provided in the 06/05/15 Form 8-K, on June 3, 2015 the Company entered into a securities purchase agreement with accredited investors. These accredited investors included, among other investors, Michael J. Hanson (a director of the Company), James L. Davis (a director of the Company) and Lawrence C. Blaney (the Company’s Executive Vice President of Sales). Under the securities purchase agreement, (i) Mr. Hanson purchased a total of 1,980 shares of the Company’s Series C Convertible Preferred Stock for an aggregate purchase price of $198,000, (ii) Mr. Davis and its affiliate, Davis & Associates, Inc., purchased a total of 3,100 shares of the Company’s Series C Convertible Preferred Stock for an aggregate purchase price of $310,000, and (iii) Mr. Blaney purchased a total of 300 shares of the Company’s Series C Convertible Preferred Stock for an aggregate purchase price of $30,000.

6.	As provided in the 02/04/15 Form 8-K, on February 3, 2015 the Company entered into a securities purchase agreement with accredited investors. One of these accredited investors was Michael J. Hanson, a director of the Company. Under that securities purchase agreement, Mr. Hanson was issued 217,391 shares of the Company’s Series B Convertible Preferred Stock and a five-year warrant to purchase 217,391 shares of the Company’s common stock at an exercise price of $1.15 per share. All shares of the Company’s Series B Convertible Preferred Stock were subsequently converted into shares of the Company’s common stock. On February 3, 2015, Mr. Hanson delivered to the Company a copy of the securities purchase agreement signed by him. The warrant issued to Mr. Hanson is attached to this Amendment as Exhibit 10.3.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Demand Promissory Note, dated February 1, 2016, issued by the Company to James L. Davis

10.2	Warrant to Purchase Common Stock, dated November 16, 2015, issued by the Company to Lawrence C. Blaney

10.3	Warrant to Purchase Common Stock, dated February 3, 2015, issued by the Company to Michael J. Hanson

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 20, 2016

CACHET FINANCIAL SOLUTIONS, INC.

By:	/s/ Bryan Meier
Bryan Meier
Chief Financial Officer

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